Exhibit 21.1

                            BFC Financial Corporation
                                  Subsidiaries

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                                                DATE OF        STATE OF
SUBSIDIARY NAME                              INCORPORATION  INCORPORATION   BUSINESS PURPOSE
---------------                              -------------  -------------   ----------------
SUBSIDIARIES OF BFC FINANCIAL CORPORATION
BankAtlantic Bancorp, Inc.                    April 1994       Florida      Savings bank holding company.
Eden Services, Inc.                            May 1978        Florida      Real estate holding company.
I.R.E. Realty Advisory Group, Inc.             May 1981        Florida      Holding company.
I.R.E. Real Estate Investments Series 2,
Inc.                                         February 1991     Florida      Real estate owner and operator.
I.R.E. Property Management, Inc.              August 1984      Florida      Manages commercial real estate.
I.R.E. Pension Advisors II, Corp.              July 1985       Florida      General partner of real estate limited partnership.
Center Port Development, Inc.                December 1985     Florida      General partner of real estate limited partnership.
I.R.E. BMOC, Inc.                            February 1991     Florida      Real estate owner and operator.
BankAtlantic Financial Technology Venture
Partners, LLC                                November 2000     Florida         General partner of technology limited partnership.
N & N Partners, LLC                            July 2000       Florida      General partner of technology limited partnership.
nC Partners, LLC                               July 2000       Florida      General partner of technology limited partnership.
BankAtlantic Financial Ventures II, LLC        July 2000       Florida      General partner of technology limited partnership.


SUBSIDIARIES OF BANKATLANTIC BANCORP, INC.
                                                                            A federal savings bank which provides traditional retail
BankAtlantic                                 February 1952        US        and commercial banking service.
ATM Services, LLC                              May 1991        Florida      Inactive
BBC Capital Trust I                           March 1997       Delaware     A statutory business trust
BBC Capital Trust II                         October 2001      Delaware     A statutory business trust
BBC Capital Statutory Trust III                May 2002      Connecticut    A statutory business trust
BBC Capital Statutory Trust IV              September 2002   Connecticut    A statutory business trust
BBC Capital Trust V                         September 2003   Connecticut    A statutory business trust
BBC Capital Trust VI                         November 2002     Delaware     A statutory business trust
BBC Capital Statutory Trust VII              December 2002   Connecticut    A statutory business trust
BBC Capital Trust VIII                       December 2002     Delaware     A statutory business trust
BBC Capital Trust IX                         December 2002     Delaware     A statutory business trust
BankAtlantic Bancorp Partners, Inc.           March 1998       Florida      Inactive
TSC Holding, LLC                             November 1995     Florida      Invests in tax certificates
Ryan Beck & Co., Inc.                        January 1965     New Jersey    Investment bankers
Levitt Corporation                           December 1929     Florida      Holding Company


SUBSIDIARIES OF RYAN BECK & CO., INC.

Ryan Beck Asset Sales, Inc.                  November 1988    New Jersey    Inactive
Cumberland Advisors, Inc.                      July 1993        Maine       Money manager
Ryan Beck Financial Corp.                     March 1983      New Jersey    Broker/dealer
Ryan Beck Planning and Insurance Agency
Inc.                                           July 1988      New Jersey    Insurance Services
GMS Group, LLC                                March 1997       Delaware     Broker/Dealer
Gruntal Life Agency, Inc.                      May 1982        New York     Insurance
Gruntal Insurance Agency, L.L.C.              March 1997    Massachusetts   Insurance
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                                                DATE OF        STATE OF
SUBSIDIARY NAME                              INCORPORATION  INCORPORATION   BUSINESS PURPOSE
---------------                              -------------  -------------   ----------------
SUBSIDIARIES OF BANKATLANTIC

Banc Servicing Center, LLC                  September 1995     Florida      Inactive
BankAtlantic Factors, LLC                    January 1997      Florida      Inactive
BA Financial Services, LLC                   December 2001     Florida      Insurance and alternative investments.
BA Holdings Inc.                               May 2001       New Jersey    Manages R.E.I.T.
BankAtlantic Leasing Inc.                     August 1989      Florida      Inactive
BankAtlantic Mortgage, LLC                     May 1991        Florida      Inactive
BA Title Insurance Agency, Inc.              February 1971     Florida      Title Agent
Fidelity Service, LLC                        October 1970      Florida      Inactive
Fidelity Tax, LLC                             March 2000       Florida      Invests in tax Certificates
                                                                            Takes title, manages, and disposes of BankAtlantic's
Hammock Homes, LLC                           October 1990      Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
FT Properties, LLC                           February 1991     Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 11, LLC                              May 1991        Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 13, LLC                              May 1991        Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 14, LLC                              May 1991        Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 16, LLC                              June 1992       Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 18, LLC                              June 1992       Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 19, LLC                              June 1992       Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 2, LLC                             February 1991     Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 20, LLC                              June 1992       Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 21, LLC                            February 1991     Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 3, LLC                             February 1991     Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 4, LLC                             February 1991     Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 7, LLC                               May 1991        Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 87, LLC                             March 1987       Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 88, LLC                              May 1988        Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 90, LLC                            November 1990     Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 91, LLC                            January 1991      Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-1, LLC                          February 1986     Florida      foreclosures.
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                                                DATE OF        STATE OF
SUBSIDIARY NAME                              INCORPORATION  INCORPORATION   BUSINESS PURPOSE
---------------                              -------------  -------------   ----------------
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-2, LLC                            July 1987       Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-3, LLC                          December 1985     Florida      foreclosures.
                                                                            Takes title, manages, and disposes of BankAtlantic's
Heartwood 91-4, LLC                          January 1986      Florida      foreclosures.
Sunrise Atlantic, LLC                        January 1990      Florida      Invests in Tax Certificates
Palm River Development Co., Inc.               July 1999       Florida      Invests in real estate joint ventures
River Club of Vero Beach, LLC                  May 2001        Florida      Real estate developer
Professional Valuation Services, LLC         October 1987      Florida      Inactive
Heartwood Holdings, Inc.                       July 1988       Florida      Real estate investment trust.
Leasing Technology, Inc.                     February 1998     Florida      Lease financing of vehicles and equipment.


SUBSIDIARIES OF LEASING TECHNOLOGY INC.

LTI Aviation Finance Corp.                   November 1991     Florida      Financing of aviation vehicles
LTI Vehicle Finance Corp.                    December 1997     Florida      Financing of motor vehicles
LTI Vehicle Leasing Corp.                      May 1987        Florida      Leasing of motor vehicles


SUBSIDIARIES OF LEVITT CORPORATION

Levitt and Sons, LLC                          April 2000       Florida      Real estate developer
Core Communities, LLC                          May 1996        Florida      Holding Company
BankAtlantic Venture Partners 1, LLC         December 1985     Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 2, LLC         December 1986     Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 3, LLC         December 1987     Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 4, LLC         December 1987     Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 7, Inc.         March 1998       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 8, Inc.         March 1998       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 9, Inc.         March 1998       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 10, Inc.        March 1998       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 14, Inc.        April 1999       Florida      Invests in real estate joint ventures
BankAtlantic Venture Partners 15, Inc.        April 1999       Florida      Invests in real estate joint ventures
Levitt Commercial LLC                        January 2001      Florida      Develops real estate.
Levitt Realty & Finance, LLC                 January 1900      Florida      Real estate financing and leasing
Miami River Partners, LLC                      May 1998        Florida      Invests in real estate joint ventures


SUBSIDIARIES OF LEVITT COMMERCIAL, LLC

Levitt Commercial Development LLC            January 2001      Florida      Develops real estate.
Levitt Commercial High Ridge, LLC             March 2002       Florida      Real Estate Developer
Levitt Commercial High Ridge II, LLC          March 2002       Florida      Real Estate Developer


SUBSIDIARIES OF CORE COMMUNITIES, LLC

St. Lucie West Development Company, LLC        May 1996        Florida      Holds real estate
St. Lucie West Realty, LLC                     July 1986       Florida      Sale of real estate
St. Lucie Farms, LLC                        September 2000     Florida      Holds real estate
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                                                DATE OF        STATE OF
SUBSIDIARY NAME                              INCORPORATION  INCORPORATION   BUSINESS PURPOSE
---------------                              -------------  -------------   ----------------
Lake Charles Development Company, LLC          May 1996        Florida      Develops real estate
Core Commercial Realty, LLC                  October 1999      Florida      Sells real estate
Horizons St. Lucie Development, LLC           April 1999       Florida      Develops real estate
Wiregrass Ranch, LLC                         December 2001     Florida      Develops real estate
Somerset Development, LLC                      May 2002        Florida      Inactive
Somerset Realty, LLC                           May 2002        Florida      Inactive
Somerset Title, LLC                            May 2002        Florida      Inactive
Live Oak Commercial, LLC                    September 2002     Florida      Real Estate Developer
Tradition Development Company, LLC            March 1998       Florida      Real Estate Developer
Tradition Village Center, LLC                December 2002     Florida      Real Estate Developer
Tradition Mortgage, LLC                      December 2002     Florida      Real Estate Developer
Tradition Construction, LLC                  December 2002     Florida      Real Estate Developer
Tradition Irrigation Company, LLC            December 2002     Florida      Real Estate Developer
Tradition Health & Fitness                   December 2002     Florida      Real Estate Developer
Tradition Realty, LLC                        December 2002     Florida      Real Estate Developer
Tradition Title Company, LLC                 December 2002     Florida      Real Estate Developer


SUBSIDIARIES OF HORIZONS ST. LUCIE DEVELOPMENT, LLC

Horizons Acquisition 1, LLC                    June 2002       Florida      Real Estate Developer
Horizons Acquisition 2, LLC                    June 2002       Florida      Real Estate Developer
Horizons Acquisitions 3, LLC                   June 2002       Florida      Real Estate Developer
Horizons Acquisitions 4, LLC                   June 2002       Florida      Real Estate Developer
Horizons Acquisition 5, LLC                    June 2002       Florida      Real Estate Developer


SUBSIDIARIES OF LIVE OAK COMMERCIAL, LLC

Live Oak School Park, LLC                   September 2002     Florida      Holds real estate


SUBSIDIARIES OF LEVITT AND SONS, LLC

Levitt and Sons, Inc.                        December 2001     Florida      Inactive
Levitt & Sons Incorporated                   December 1997     Delaware     Inactive
BankAtlantic Venture Partners 5, LLC         December 1987     Florida      Invests in real estate joint ventures
Levitt and Sons of Manatee County, LLC       December 1987     Florida      Real estate developer
Cascades by Levitt and Sons, LLC             November 1992     Florida      Real estate developer
Regency Hills by Levitt and Sons, LLC        October 1988      Florida      Real estate developer
Levitt Homes, LLC                            February 1976     Florida      Real estate developer
Levitt Industries, LLC                       October 1979      Florida      Inactive
Magnolia Lakes by Levitt and Sons, LLC       December 1985     Florida      Real estate developer
Levitt Realty Services, Inc.                 October 1990      Florida      Real estate broker
Levitt Realty Services, LLC                  December 2001     Florida      Inactive
Levitt Springs, LLC                            June 1990       Florida      Inactive
Avalon Park by Levitt and Sons, LLC           August 1996      Florida      Real estate developer
Levitt Construction Corp., East              October 1979      Florida      General contractor
Levitt Construction East, LLC                December 2001     Florida      General contractor
Levitt Homes Bellaggio Partners, LLC           May 1987        Florida      Invests in real estate joint ventures
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                                                DATE OF        STATE OF
SUBSIDIARY NAME                              INCORPORATION  INCORPORATION   BUSINESS PURPOSE
---------------                              -------------  -------------   ----------------
SUBSIDIARIES OF LEVITT INDUSTRIES, LLC

Summerport by Levitt and Sons, LLC            August 1996      Florida      Real estate developer
Lev-Brn, LLC                                   July 1988       Florida      Invests in real estate joint ventures

SUBSIDIARIES OF LEVITT HOMES, LLC

Bellaggio by Levitt and Sons, LLC              June 1986       Florida      Real estate developer
Hampshire Homes, LTD                           June 1986       Maryland     Holds real estate.
Levitt at Amherst, LLC                       October 1987      Florida      General partner in real estate development
Levitt at Huntington Lakes, LLC              October 1994      Florida      Develops real estate
Levitt at Twin Acres, LLC                    December 1993     Florida      General partner in real estate development
Levitt at Westchester West, LLC             September 1988     Florida      General partner in real estate development
Levitt at Westchester, LLC                   October 1987      Florida      Inactive
Levitt Hagen Ranch, LLC                       March 1998       Florida      General partner in real estate development
Levitt Homes at Waters Edge, Inc.             August 1988      New York     Inactive
LM Mortgage Company, LLC                      April 1999       Florida      Mortgage broker
The Villages at Emerald Lakes, LLC             July 1990       Florida      Inactive
U.F.C. Title Insurance Agency, LLC           November 1984     Florida      Title agent
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